SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2004

Tarragon Corporation

(formerly known as Tarragon Realty Investors, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	0-22999	94-2432628

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1775 Broadway, 23rd Floor, New York, New York 10019

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 212-949-5000

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Item 5. Other Events and Regulation FD Disclosure

     On August 6, 2004, Tarragon Corporation issued a press release, which is attached hereto as Exhibit 99.1 and the contents of which are incorporated in this Item 5 by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

     The following are filed herewith as exhibits or incorporated by reference as indicated below:

Exhibit
Designation	Description of Exhibit
99.1	Press Release

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2004	TARRAGON CORPORATION

By:	/s/ ERIN PICKENS
Erin Pickens
Executive Vice President and Chief Financial Officer

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